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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                October 21, 2004

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                             ALIGN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-32259                94-3267295
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 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)          Identification No.)

                                881 Martin Avenue
                          Santa Clara, California 95050
          (Address of principal executive offices, including zip code)

                                 (408) 470-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

      On October 21, 2004, Align is issuing a press release and holding a conference call regarding its financial results for the third quarter of fiscal 2004 ended September 30, 2004. A copy of the press release is furnished as
Exhibit 99.1 to this Form 8-K and is incorporated by reference.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      Align is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 8.01 Other Events

      On October 21, 2004, Align is announcing its financial results for the third quarter of fiscal 2004 ended September 30, 2004. These financial results are attached hereto as Exhibit 99.2. Exhibit 99.2 shall be deemed "filed" for purposes of Section 18 of the Exchange Act and shall be deemed incorporated by reference in filings under the Securities Act of 1933 or the Exchange Act.


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Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

    Exhibit No.   Description
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    99.1          Press Release of Align Technology, Inc. dated October 21, 2004
    99.2          Financial Results for the Quarter ended September 30, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALIGN TECHNOLOGY, INC.

                                            By: /s/ Eldon M. Bullington
                                                -------------------------------
                                                Eldon M. Bullington
                                                Vice President of Finance and
                                                Chief Financial Officer

Date: October 21, 2004


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                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press Release of Align Technology, Inc. dated October 21, 2004
99.2            Financial Results for the Quarter ended September 30, 2004